UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549






                                FORM 8-K

                             CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

                  Date of Report:  September 4, 1998



                  Commission File Number:  33-74254


                       COGENTRIX ENERGY, INC.
       (Exact name of registrant as specified in its charter)


     North Carolina                                 56-1853081
(State or other jurisdiction of                 (I.R.S. Employer
 incorporation or organization)               Identification Number)


9405 Arrowpoint Boulevard, Charlotte, North Carolina   28273-8110
     (Address of principal executive offices)          (Zipcode)

                           (704) 525-3800
       (Registrant's telephone number, including area code)

Item 5.  Other Events

     On August 31, 1998, Cogentrix Energy, Inc. issued a news release to announce its acquisition of a 52% ownership interest in an 800-megawatt power facility located in Batesville, Mississippi.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit No.               Description of Exhibit
          -----------               ----------------------

             99              Press Release, dated August 31, 1998

          ----------------------------------------------------

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              COGENTRIX ENERGY, INC.
                              (Registrant)



Date:  September 4, 1998           /s/ JAMES R. PAGANO
                              -------------------------------
                              James R. Pagano
                              Group Senior Vice President,
                              Chief Financial Officer
                              (Principal Financial Officer)







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